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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Chief Executive Officer and Chief Financial Officer of the Company certifies that, to his knowledge:

     1) the Company's Form 10-QSB for the six month period ended March 27, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Company's Form 10-QSB for the six month period ended March 27, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Carl H. Guild, Jr.                    /s/ Michael P. Malone
-----------------------------------       --------------------------------------
Carl H. Guild, Jr.                        Michael P. Malone
President & Chief Executive Officer       Treasurer and Chief Financial Officer

Date: May 10, 2004                        Date: May 10, 2004